Exhibit 10(xvi)

ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (this “Assignment”) is dated as of August 25, 2011 by and between (i) Abakan Inc., a corporation incorporated in the State of Nevada (“Abakan”), (ii) Polythermics, LLC, a limited liability company organized in the State of Washington (“Polythermics”), and (iii) MesoCoat, Inc., a corporation incorporated in the State of Ohio (“MesoCoat”).

WITNESSETH:

WHEREAS, MesoCoat entered into a Distribution Agreement (the “Agreement”) with Polythermics dated October 10, 2008 pursuant to which MesoCoat granted to Polythermics the exclusive right to distribute MesoCoat’s products intended for applications specific to the oil and gas pipeline industry pursuant to the terms and conditions of the Agreement;

WHEREAS, Abakan desires to acquire all rights and obligations under the Agreement from Polythermics and Polythermics desires to assign all rights and obligations under the Agreement to Abakan as set forth herein; and

WHEREAS, MesoCoat wishes to consent to the assignment of the Agreement from Polythermics to Abakan and to confirm that the Agreement has been performed and is in good standing as of the date of this Assignment, all conditions thereof having being satisfied by Polythermics on a timely basis.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, and other good and valuable consideration provided by Abakan to Polythermics, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that

Polythermics hereby assigns, transfers and sets over to Abakan all rights and obligations of Polythermics in and through the Agreement, subject to the following terms, conditions, warranties and representations:

Consideration

The transfer of rights and obligations of the Agreement  under this Assignment is automatically effected and completed upon execution and delivery of this Assignment and Polythermics’ receipt from Abakan, within ten (10) business days of the execution and delivery of this Assignment, of one hundred thousand dollars ($100,000), and ownership of  150,000 shares of Abakan’s common stock.

EMPLOYMENT AGREEMENT

A condition of Abakan in entering into this Assignment was the prior execution and delivery of an employment agreement between Abakan and John D. Neukirchen which condition will be met prior to finalization of this Agreement.

Warranties and Representations

Polythermics warrants and represents to Abakan, with the intent that Abakan rely upon these representations and warranties, (i) that the Agreement is in full force and effect, has been fully performed in all respects, and is fully assignable subject to the prior written consent of MesoCoat, which consent is evidenced hereto, and (ii) that said Agreement is in good standing all conditions thereof having being satisfied by Polythermics on a timely basis as of the date of the assignment, including but not limited to Polythermic’s obligation to secure a development contract to finance product development and qualification of at least $1,000,000 within 12 months of the execution of the Agreement, and (iii) that Polythermics has full right and authority to assign the Agreement and that the Agreement is assigned free and clear of any lien, encumbrance or adverse claim, and (iv) that the managers and ownership interest holders of Polythermics have approved the Assignment.

John D. Neukirchen warrants and represents (i) that the execution of this Assignment and the  execution of his employment agreement with Abakan does not constitute a conflict of interest with Polythermics, because the managers and ownership interest holders of Polythermics have been fully appraised of the Assignment and employment agreement and have independently evaluated and agreed upon this Assignment as beneficial to Polythermics and the owners of Polythermics will be met prior to finalization of this Agreement. Mr. Neukirchen personally indemnifies Abakan from any liability, claims or expenses that Abakan might incur arising from the Assignment or third party claims arising from his employment by Abakan.

MesoCoat warrants and represents to Abakan, with the intent that Abakan rely upon these representations and warranties, (i) that the Agreement is in full force and effect, and (ii) that the Agreement is in good standing all conditions thereof having being satisfied by Polythermics on a timely basis as of the date of the assignment, (iii) that Polythermics met in full its obligation to secure a development contract to finance product development and qualification of at least $1,000,000 for MesoCoat within 12 months of the execution of the Agreement.

CONSENT

MesoCoat does hereby consent to the Assignment of all rights and obligations under the Agreement from Polythermics to Abakan as of the execution date of said Assignment.

Entire Agreement

This Assignment constitutes the entire agreement between the parties and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject matter of this Assignment.

Arbitration

The parties hereby submit all controversies, claims, and matters of difference that arise under this Assignment to arbitration in the State of Florida, by a single arbitrator according to the Commercial Arbitration Rules of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. Without limiting the generality of the foregoing, the following shall be considered controversies for this purpose: (i) all questions relating to the breach of any obligation, warranty or condition hereunder, (ii) all questions relating to representations, negotiations and other proceedings leading to the execution hereof, (iii) failure of either party to deny or reject claim or demand from the other party, and (iv) all questions as to whether the right to arbitrate any question exists. Arbitration may proceed in the absence of either party if notice of the proceeding has been given to such party. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties. It is the intention of the parties that the selection of arbitrators, the holding of the arbitration hearing, and the issuance of the findings of the arbitrators shall all be accomplished as expeditiously as possible, and the parties shall take all measures required to proceed in that fashion.

Entitlement to Costs

If any legal action or dispute arises under this Assignment, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Assignment, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys’ fees, investigative costs, reasonable accounting fees and charges for experts. The “prevailing party” shall be the party who obtains a final judgment in its favor or a provisional remedy such as a preliminary injunction or who is entitled to recover its reasonable costs of suit, whether or not the suit proceeds to final judgment; if there is no court action, the prevailing party shall be the party who wins any dispute. A party need not be awarded money damages or all relief sought in order to be considered the “prevailing party” by a court.

Governing Law and Attornment

This Assignment is and will be deemed to be made in the State of Florida and for all purposes will be governed exclusively by and construed and enforced in accordance with the laws prevailing in the State of Florida, and the rights and remedies of the parties will be determined in accordance with those laws.  Each party irrevocably attorns to the jurisdiction of the courts of the State of Florida and all courts having appellate jurisdiction thereover, and any proceeding commenced or maintained in respect of or arising because of this Agreement will be commenced or maintained only in such of those courts as is appropriate.

Amendment

This Assignment may not be amended except in writing executed by each of the parties hereto.

Assignment

No party may assign any right, benefit or interest in this Assignment without the written consent of every other party and any purported assignment without such consent will be void.

Further Assurances

Each party will, at its own expense and without expense to any other party, execute and deliver such further agreements and other documents and do such further acts and things as any other party reasonably requests to evidence, carry out or give full force and effect to the intent of this Assignment.

Binding Effect

This Assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Counterparts

This Assignment may be executed in any number of counterparts with the same effect as if every party to this Assignment had signed the same document, and all counterparts will be construed together and will constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF this Assignment was executed by the parties as of the day and year first above written

Abakan Inc.

/s/ Robert Miller

By: Robert Miller

Its: Chief Executive Officer

Polythermics, LLC

/s/ John H. Neukirchen

By: John H. Neukirchen

Its: Manager

Polythermics, LLC

/s/ Semir Belage

Semir Belage

Its: Shareholder

Polythermics, LLC

/s/ James Robert Dunning

James Robert Dunning

Its: Shareholder

MesoCoat, Inc.

/s/ Andrew Sherman

By: Andrew Sherman

Its: President

John H. Neukirchen

/s/ John H. Neukirchen

John H. Neukirchen

Consenting to this Assignment for the Purposes of the Agreement

MesoCoat, Inc.

/s/ Andrew Sherman

By: Andrew Sherman

Its: President

            The Majority Shareholder of MesoCoat, Inc.

Powdermet, Inc.

/s/ Andrew Sherman

By: Andrew Sherman

Its: President